Ironclad Managed Risk Fund
Ticker Symbol: IRONX
Summary Prospectus	February 4, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.IroncladFunds.com. You may also obtain this information at no cost by calling (888) 979-IRON (4766) or by sending an e-mail request to Info@IroncladFunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective
Ironclad Managed Risk Fund (the “Fund”) seeks to achieve current income and gains.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (Rule 12b-1) fees	None
Other expenses1	None
Total annual fund operating expenses1	1.25%

1
The Fund’s investment advisor receives a single management fee of 1.25% of the Fund’s average daily net assets and is obligated to pay all Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses).

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund’s primary strategy consists of selling put options on equity indexes and exchange traded funds (“ETFs”).  The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected.  The Fund retains the income collected during market advances.  The Fund’s investment advisor seeks to manage the risk of the equity exposure in the portfolio by generating income that reduces the impact of market declines.

When the Fund sells a put option on an index and the index decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to make a cash payment that is equal to the difference between the option’s above-market exercise price and the prevailing index value.  When the Fund sells a put option on an ETF and the ETF decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the ETF at an exercise price that is higher than the prevailing market price.

In either scenario, the Fund collects option premium income when the put option is sold.  Potential declines in the value of the underlying asset are offset by the amount of income collected.  If the index or ETF increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price is higher than the below-market exercise price.  Accordingly, the Fund retains all premium income collected during market advances.

The Fund may have exposure to domestic and foreign equities through the sale of put options on equity indexes and ETFs.  The Fund’s investment advisor determines the Fund’s exposure to each put option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the index or ETF.  By segregating on a daily basis cash or other liquid assets in an amount equal to the Fund’s net obligations under each put option, the Fund ensures that it has sufficient assets to cover each put option sold.

All option positions held by the Fund are listed on recognized exchanges and collateralized with cash, cash equivalents (for example, Treasury Bills, money market fund shares, etc.), other listed options or investment-grade debt with a maturity of one year or less.  For defensive purposes, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency.  When the Fund takes a defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Equity Markets Risk.  The value of an equity market index tends to fluctuate based on price movements in the broader securities markets.

Foreign Securities Risk.  To the extent the Fund sells options on foreign (non-U.S.) equity indexes or ETFs, the Fund is subject to foreign securities risk.  The prices of foreign securities may be more volatile than those of U.S. securities because of unfavorable economic conditions, political developments and changes in the regulatory environment of foreign countries.  Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries.

Options Risk.  The value of the Fund’s positions in index and ETF options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets.  The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price.  The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Credit Risk.  The issuer of a fixed-income security held by the Fund may be unable or unwilling to make timely payments of interest or principal.  The prices of fixed- income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers.

Interest Rate Risk.  Generally, fixed-income securities decrease in value if interest rates rise and increase in value if interest rates fall, and lower rated securities are more volatile than higher rated securities.

Ratings Risk.  A credit rating only reflects the view of the originating rating agency.  Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Management Risk.  There can be no guarantee that the strategies used by the Fund’s portfolio manager will produce the desired result.

Performance
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for the period indicated compare with the S&P 500 Index and the CBOE S&P 500 PutWrite Index.  The Fund’s advisor considers these indexes to be standard performance benchmarks for the Fund’s relative performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Returns

Highest Calendar Quarter Return:	6.21%	Quarter Ended 12/31/11

Lowest Calendar Quarter Return:	-3.57%	Quarter Ended 9/30/11

Average Annual Total Returns for periods ended December 31, 2012	One Year	Since Inception (October 14, 2010)
Return Before Taxes	7.53%	9.12%
Return After Taxes on Distribution	5.67%	7.69%
Return After Taxes on Distribution and Sale of Fund Shares	5.99%	7.31%
S&P 500 Index (does not reflect deduction for fees, expenses or taxes)	16.00%	11.58%
CBOE S&P 500 PutWrite Index (does not reflect deduction for fees, expenses or taxes)	8.14%	8.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  Index performance does not reflect deductions for fees, expenses or taxes.

Investment Advisor
Ironclad Investments LLC (the “Advisor”)

Portfolio Manager
Rudy Aguilera has served as the portfolio manager of the Fund since its inception on October 14, 2010.

Purchase and Sale of Fund Shares
Shares of the Ironclad Managed Risk Fund are available for investment only by clients of financial intermediaries approved by the Advisor, institutional investors and a limited number of other investors as approved by the Advisor.  To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account for Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers & Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.